UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On August 9, 2007, Applied Digital Solutions, Inc. (“Applied Digital”) and Digital Angel Corporation, its majority-owned subsidiary (“Digital Angel”), hosted a joint conference call to discuss their second quarter results and the recently announced merger transaction among Applied Digital, Digital Angel, and Digital Angel Acquisition Corp. A copy of the transcript of the joint conference call is hereby furnished as Exhibit 99.1 to this report.

Additional Information and Where to Find It

In connection with the merger, Applied Digital intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of Applied Digital and Digital Angel. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Applied Digital, Digital Angel and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by Applied Digital or Digital Angel by directing a written request, as appropriate, to Applied Digital at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Digital Angel at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Applied Digital, Digital Angel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Applied Digital is also included in Applied Digital’s proxy statement (Form DEF 14A) for the 2007 annual meeting of the Company’s stockholders, which was filed with the SEC on May 4, 2007. Additional information regarding the directors and executive officers of Digital Angel is also included in Digital Angel’s Form 10-K/A which was filed with the SEC on April 30, 2007. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Transcript of joint conference call hosted by Applied Digital and Digital Angel on August 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

By:   /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and Acting Chief Financial Officer

Dated: August 10, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of joint conference call hosted by Applied Digital and Digital Angel on August 9, 2007.